INCOME TAXES EXPENSES (Reconciliation of Income Tax Expense) (Details) - USD ($)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income before tax	$ 4,537,899	$ 4,200,223	$ 5,629,680
Expected PRC income tax expense at statutory tax rate of 25%	1,134,474	1,050,055	1,407,420
Expense/(Income) not deductible/taxable	363,417	139,751	331,170
Tax concession	(589,623)	(463,600)	(597,667)
Actual income tax expense	$ 908,268	$ 726,206	$ 1,140,923